UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2024

CARRIER GLOBAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39220	83-4051582
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13995 Pasteur Boulevard
Palm Beach Gardens	Florida	33418
(Address of principal executive offices, including zip code)

(561)	365-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CARR	New York Stock Exchange
4.375% Notes due 2025	CARR25	New York Stock Exchange
4.125% Notes due 2028	CARR28	New York Stock Exchange
4.500% Notes due 2032	CARR32	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2024, Carrier Global Corporation (the “Company”) announced that Jurgen Timperman, President, Fire & Security of the Company, would be stepping down, effective as of July 1, 2024, following the recent closing of the Company’s sale of the Security Access Solutions Business to Honeywell on June 3, 2024 and the expected Q3 2024 closing of the Company’s previously announced sale of its Industrial Fire Business to Sentinel Capital Partners. In connection with his departure, and in part because his separation will qualify as a “mutually agreeable termination” and “early retirement” under certain Company plans and his existing agreements, Mr. Timperman will be entitled to receive certain payments and benefits. These benefits include the vesting of his RSUs granted under the legacy United Technologies Corporation equity incentive plan, the vesting of his 2022 and 2023 equity grants, a prorated portion of his 2024 annual bonus based on actual business performance through his separation date, a retention bonus comprised of a deal bonus and 2023 and 2024 cash performance incentive awards, and 12 months’ worth of medical and transition benefits and outplacement services. In return for these benefits, Mr. Timperman will execute a release and be bound by post-termination restrictive covenants, including perpetual confidentiality, two-year non-competition, two-year non-solicitation of employees, customers and suppliers and perpetual non-disparagement covenants.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER GLOBAL CORPORATION
(Registrant)

Date: June 21, 2024	By:	/S/ KEVIN O’CONNOR
Kevin O’Connor
Senior Vice President and Chief Legal Officer